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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 26, 2004

                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


          Bermuda                      000-49887                  980363970
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)


2nd Fl. International Trading Centre
Warrens
PO Box 905E
St. Michael, Barbados                                                N/A
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (246) 421-9471

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

         Exhibit No.           Description
         -----------           -----------

         99.1                  Press Release issued by Nabors Industries Ltd. on
                               April 26, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On April 26, 2004, the Company issued a press release announcing its results of operations for the three months ended March 31, 2004. A copy of that release is furnished herewith as Exhibit 99.1 in accordance with General Instruction B.6 to Form 8-K.

                  The press release furnished as an exhibit to this report includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks and uncertainties, as disclosed by the Company from time to time in its filings with the Securities and Exchange Commission. As a result of these factors, the Company's actual results may differ materially from those indicated or implied by such forward-looking statements.

                  The Company also presented in the press release its adjusted income derived from operating activities for all periods presented in the release, which is a "non-GAAP" financial measure under Regulation
         G. The components of adjusted income derived from operating activities are computed by using amounts which are determined in accordance with accounting principles generally accepted in the United States of America (GAAP). Adjusted income (loss) derived from operating activities is computed by subtracting direct costs, general and administrative expenses, depreciation and amortization, and depletion expense from Operating revenues and then adding Earnings from unconsolidated affiliates. As part of our press release information we have provided a reconciliation of adjusted income derived from operating activities to income before income taxes, which is its nearest comparable GAAP financial measure.

                  The Company included its adjusted income derived from operating activities in the release because management evaluates the performance of our business units and the consolidated company based on several criteria, including adjusted income (loss) derived from operating activities, and because it believes this financial measure is an accurate reflection of the ongoing profitability of our Company.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NABORS INDUSTRIES LTD.


Date:  April 27, 2004                     By: /s/ Daniel McLachlin
                                              ----------------------------------
                                              Daniel McLachlin
                                              Vice President-Administration &
                                              Secretary



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                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

99.1                    Press Release issued by Nabors Industries Ltd. on
                        April 26, 2004.